EXHIBIT 10.21



                ASSIGNMENT OF LEASE AND PROFIT SHARING AGREEMENT


         This ASSIGNMENT OF LEASE AND PROFIT SHARING AGREEMENT ("AGREEMENT") is made and entered into as of June 28, 2000, by and between SPIEKER PROPERTIES, L.P., a California limited partnership ("LANDLORD"), and INSWEB CORPORATION, a Delaware corporation ("TENANT"), and SPIEKER NORTHWEST, INC., a California corporation ("ASSIGNEE").


                                R E C I T A L S :
                                - - - - - - - -

         A. Landlord and Tenant entered into that certain Lease (the "LEASE"), dated October 27, 1999, pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain space located in the office building project located at 959 and 999 Skyway Road, San Carlos, California.

         B. The parties hereto desire to cause an assignment of the Lease to Assignee and to otherwise agree upon certain terms, subject to and in accordance with the terms and conditions set forth in this Agreement.


                               A G R E E M E N T :
                               - - - - - - - - -

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

         1. TERMS. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Lease, unlessexpressly provided otherwise in this Agreement.

         2. ASSIGNMENT OF LEASE AND TERMINATION OF LEASE.

            2.1 ASSIGNMENT OF LEASE. Tenant hereby assigns to Assignee all of its right, title and interest in, to and under the Lease and the Premises, and Assignee hereby accepts such assignment, assumes all of Tenant's obligations under the Lease, agrees to be bound by all of the provisions thereof and to perform all of the obligations of the tenant thereunder from and after the effective date hereof; provided, however, that Landlord and Tenant hereby agree that, notwithstanding anything in the Lease to the contrary, Assignee shall have no obligation following the date hereof to pay any "Rent" due under the Lease. Accordingly, following the date hereof, Tenant shall have no obligations (including, but not limited to, no obligation to pay rent, nor any other amounts due) nor any possessory or other rights under the Lease, regardless

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of any defaults by Assignee. Assignee shall accept the Premises in its existing,
"as is" condition as of the date of this Agreement. Landlord hereby consents to the foregoing assignment.

            2.2 OPTION TO TERMINATE LEASE. Landlord shall have the right, at Landlord's sole option, at any time following the date hereof, to terminate this Lease upon notice (the "TERMINATION NOTICE") to Tenant and Assignee. Any such termination shall be effective as of the date (the "TERMINATION DATE") set forth in the Termination Notice. Accordingly, if Landlord delivers the Termination Notice, Landlord, Tenant and Assignee hereby agree that the Lease shall automatically terminate and be of no further force or effect and the parties shall be relieved of their respective obligations under the Lease as of the Termination Date; provided that the indemnification of Landlord by Tenant set forth in the Lease in Section 8.C of the Lease and the indemnification of Tenant by Landlord set forth in Section 8.D of the Lease shall survive the Termination Date with respect to matters accruing thereunder prior to the date of this Agreement; provided further that Landlord and Tenant hereby agree that Assignee shall have no liability under Tenant's indemnification under Section 8.C of the Lease which respect to matters accruing thereunder prior to the date of this Agreement.

         3. LANDLORD'S TERMINATION FEE. Within five (5) business days following the Termination Date, Landlord shall pay to Tenant a non-refundable amount equal to $1,000,000.00 (the "TERMINATION FEE").

         4. RETURN OF LOC AND SECURITY DEPOSIT. Concurrently with the full execution and delivery of this Agreement by Landlord, Tenant and Assignee, Landlord shall deliver to Tenant (a) the "LOC," as that term is defined in the Lease (and Landlord shall take such other actions as are reasonably necessary to cancel the LOC), and (b) $225,000.00 of the security deposit held by Landlord under the Lease. Notwithstanding anything contained herein to the contrary, except as specifically set forth in Section 6.2, below, Tenant hereby acknowledges and agrees that Landlord shall have no obligation to refund to Tenant any amounts paid by Tenant under the Lease prior to the date hereof.

         5. REPRESENTATIONS OF TENANT. Tenant represents and warrants to Landlord and Assignee that (a) Tenant has not heretofore assigned or sublet all or any portion of its interest in the Lease; (b) no other person, firm or entity has any right, title or interest in the Lease; and (c) Tenant has the full right, legal power and actual authority to enter into this Agreement and to assign and terminate the Lease in accordance with the terms hereof without the consent of any person, firm or entity. Tenant further represents and warrants to Landlord and Assignee that as of the date hereof there are no, and as of the Termination Date there shall not be any, mechanic's liens or other liens encumbering all or any portion of the Premises, by virtue of any act or omission on the part of Tenant, its predecessors, contractors, agents, employees, successors or assigns (except Assignee). Notwithstanding the termination of the Lease and the release of liability provided for herein, the representations and warranties set forth in this Section 5 shall survive the Termination Date and Tenant shall be liable to Landlord and Assignee for any inaccuracy or any breach thereof.

         6. TENANT'S FURNITURE.

            6.1 REMOVAL OF TENANT'S FURNITURE. Landlord, Tenant and Assignee hereby acknowledge and agree that Tenant shall be entitled to leave in the Premises the furniture and non-permanently affixed equipment which is located in the Premises as of the date hereof

(collectively, the "FURNITURE") until the date (the "REMOVAL DATE") which is five (5) business days following notice from Landlord or Assignee of Landlord's or Assignee's election, in Landlord's or Assignee's sole and absolute discretion, to have such Furniture removed by Tenant. Tenant hereby acknowledges that Tenant shall be solely and exclusively responsible for insuring the Furniture and that Landlord and Assignee shall have no liability whatsoever resulting from any damage to the Furniture. Notwithstanding anything in this Section 6.1 to the contrary, upon reasonable prior notice to Landlord, Tenant shall be permitted to remove the Furniture prior to the Removal Date. Tenant shall be responsible, at Tenant's sole cost, for the repair of any and all damage to the Premises resulting from Tenant's removal of Furniture in accordance with the terms of this Section 6.1. In addition, Tenant shall comply with Landlord's reasonable rules and regulations relating to the removal of the Furniture pursuant to the terms of this Section 6.1. Tenant hereby authorizes Landlord to offer to sell the Furniture to prospective tenants at Tenant's cost ($798,222.00) or such other amount as may be authorized by Tenant in writing, provided that Landlord shall have no obligation to sell the Furniture and shall have no liability whatsoever should Landlord fail to sell the Furniture on Tenant's behalf.

            6.2 RETURN OF REMAINING SECURITY DEPOSIT. Landlord and Tenant hereby acknowledge and agree that, following Landlord's disbursement of the portion of the security deposit held by Landlord under the Lease as set forth in Section 4, above, Landlord shall hold a security deposit under the Lease in the amount of $25,000.00 (the "REMAINING SECURITY DEPOSIT"). Within five
(5) business days following the date of Tenant's removal of or Landlord's sale of the Furniture in accordance with the term of this Section 6, Landlord shall return any unapplied portion of the Remaining Security Deposit to Tenant.

         7. TRANSFER PROFIT.

            7.1 IN GENERAL. Subject to and in accordance with the terms of this Section 7, Tenant shall be entitled to 30% of any "Transfer Profit," as that term is defined, below, attributable to the period following the Termination Date hereof through and including September 30, 2003 (the "TRANSFER PROFIT TERMINATION DATE"). For purposes of this Agreement, "TRANSFER PROFIT" shall mean the sum of (I) the excess, if any, of (a) the aggregate base rent (specifically excluding operating expense reimbursements) actually received by Landlord (and due Landlord) under all new leases entered into by Landlord (each, a "NEW LEASE") relating to the portion of the Premises located in Building A during each applicable calendar quarter prior to the Transfer Profit Termination Date, over (b) the applicable quarterly base rent for Building A set forth on EXHIBIT A, attached hereto, and (II) the excess, if any, of (a) the base rent (specifically excluding operating expense reimbursements) actually received by Landlord (and due Landlord) under all New Leases relating to the portion of the Premises located in Building B during each applicable calendar quarter prior to the Transfer Profit Termination Date, over (b) the applicable quarterly base rent for Building B set forth on EXHIBIT A, attached hereto, provided that the Transfer Profit shall be due and paid to Tenant only to the extent that the aggregate amount thereof exceeds the amount of the Termination Fee. Tenant's right to Transfer Profit as set forth herein shall be inapplicable to (x) any space which is included in a New Lease but relates to space outside of the Premises, and (y) shall be inapplicable to any Transfer Profit attributable to any period following the Transfer Profit Termination Date. Notwithstanding anything contained herein to the contrary, Landlord and Tenant hereby acknowledge and agree that no portion of any payment or security deposit received by Landlord in connection with a settlement or other recovery from a defaulting tenant under a New Lease whose lease shall, in connection with such payment, be terminated, shall be included in amounts received by Landlord under items (I)(a) and (II)(a), above; provided, however, that notwithstanding anything contained herein to the contrary, if a tenant under a New Lease that is in arrears in its payment of base rent pays an amount to Landlord, then to the extent such tenant is then current in its monetary obligations to Landlord, Landlord shall apply such amount retroactively to base rent previously due under the applicable New Lease. Except as specifically set forth in this Section 7, Tenant shall have no right to receive any Transfer Profit.

            7.2 CALCULATION AND PAYMENT OF TRANSFER PROFIT. Transfer Profit due to Tenant under this Section 7 shall (i) be calculated by Landlord, in arrears, on a calendar quarter basis, and (ii) be paid to Tenant within thirty (30) days following the expiration of each applicable calendar quarter.

            7.3 TENANT'S RIGHT TO INFORMATION. Upon request from Tenant, Landlord shall supply Tenant with reasonable supporting documentation relating to the calculation of the Transfer Profit and shall certify that the same is accurate, provided that no such information or certification shall be delivered to Tenant unless and until Tenant shall execute a confidentiality agreement reasonably acceptable to Landlord pursuant to which Tenant agrees to keep such information and certification strictly confidential.

            7.4 ASSIGNMENTS AND SUBLEASES BY ASSIGNEE. Landlord hereby agrees that any assignment or sublease of the Premises or any portion thereof by Assignee shall be considered a "New Lease" by Landlord for purposes of calculating Transfer Profit under this Section 7.

         8. WITHDRAWAL OF REQUEST FOR LANDLORD'S SUBLEASE CONSENT. Tenant hereby withdrawals its request for Landlord's consent to Tenant's proposed sublease with Silicon Valley Internet Capital ("PROPOSED SUBTENANT"). Tenant shall inform the Proposed Subtenant that Tenant is no longer seeking a proposed sublease with Proposed Subtenant.

         9. RELEASE. Except as to the obligations set forth in this Agreement and except as to the indemnities set forth in Sections 8.C and 8.D of the Lease (which shall survive the Termination Date as set forth in Section 2.2 of this Agreement), effective as of the Termination Date, (a) Landlord and Tenant shall be fully and unconditionally released and discharged from their respective obligations from or connected with the provisions of the Lease; and (b) this Agreement shall fully and finally settle all demands, charges, claims, accounts or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action that may arise out of or in connection with the obligations of the parties under the Lease.

         Each of the parties expressly waives the provisions of California Civil Code Section 1542, which provides:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Each party acknowledges that it has received the advice of legal counsel with respect to the aforementioned waiver and understands the terms thereof.

         10. SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations of the parties hereunder, will inure to the benefit of, and be binding upon, each party's respective successors, assigns, heirs, executors, administrators and legal representatives.

         11. PRESS RELEASES. The form and substance of any press release or other public disclosure by Landlord, Tenant or Assignee which is materially related to this Agreement or any of the transactions contemplated hereby shall be subject to the prior approval of the other parties hereto; provided however, that nothing in this Agreement shall be deemed to prohibit either party from making any disclosure which its counsel deems necessary or advisable in order to satisfy such party's disclosure obligations imposed by applicable law.

         12. WIRE TRANSFER INSTRUCTIONS. If Landlord elects to make any payment to Tenant due under this Agreement by wire transfer, the applicable wire transfer information is as follows:

             Bank Name:  Comerica Bank
             Bank Address:  201 Spear Street, San Francisco,
                            California  94105-4145
             ABA #:  1211-37522
             Beneficiary Name:  Insweb Corporation
             Beneficiary Account #:  1890700204

         13. NOTICES. Any and all notices required or permitted under this Agreement shall be made in accordance with the terms of the Lease, provided that (i) Tenant's address for purposes of notices under this Agreement shall be to "Tenant's Billing Address," as set forth in the Basic Lease Information or such other address as may be designated by Tenant in a notice to Landlord, and (ii) Assignee's address shall be the same as Landlord's address.

         14. CONFLICT. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail.

         15. COUNTERPARTS. This Agreement may be executed in counterparts with the same effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single document.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

"LANDLORD"

SPIEKER PROPERTIES, L.P.,
a California limited partnership

By:     Spieker Properties, Inc.,
        a Maryland corporation,
        its general partner

        By:  /s/ Nancy B. Gille
            ---------------------------
            Nancy B. Gille
            Its:  Vice President

"TENANT"

INSWEB CORPORATION,
a Delaware corporation

By:   /s/ Hussein A. Enan
     ----------------------------------
     Its: CHAIRMAN AND CEO
          -----------------------------

By:  ----------------------------------
     Its:
          -----------------------------

"ASSIGNEE"

SPIEKER NORTHWEST, INC.,
a California corporation

By:   /s/ Frank Alexander
     ----------------------------------
     Its: Vice President
          -----------------------------

                              BROKER ACKNOWLEDGMENT

         By its execution of this Broker Acknowledgment, BT Commercial Real Estate ("BROKER"), hereby acknowledges and agrees that, notwithstanding any agreement prior to the date of the Agreement to the contrary, (i) Broker has been fully paid any and all amounts due in connection with the Lease as of the date of this Agreement, and (ii) neither Landlord nor any other party shall have any obligation whatsoever to provide or pay to Broker any additional commission or other compensation related to or connected with the Lease following the date of this Agreement.


                                    "Broker":

                                                     BT Commercial Real Estate

                                                     By: ______________________

                                                         Its: _________________


                                      -1-

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                                    EXHIBIT A

                               BASE RENT SCHEDULE

                                                       Base Rent                              Base Rent
           Calendar Quarter                       Building A Premises                    Building B Premises
           ----------------                       -------------------                    -------------------
            7/1 - 9/30/2000                           $384,861.75                             $393,805.75

           10/1 - 12/31/2000                          $384,861.75                           $1,181,417.25

            1/1 - 3/31/2001                           $384,861.75                           $1,181,417.25

            4/1 - 6/30/2001                           $384,861.75                           $1,181,417.25

            7/1 - 9/30/2001                           $388,793.47                           $1,193,486.53

           10/1 - 12/31/2001                          $396,656.91                           $1,217,625.08

            1/1 - 3/30/2002                           $396,656.91                           $1,217,625.08

            4/1 - 6/30/2002                           $396,656.91                           $1,217,625.08

            7/1 - 9/30/2002                           $400,709.04                           $1,230,063.96

           10/1 - 12/31/2002                          $408,813.28                           $1,254,941.72

            1/1 - 3/30/2003                           $408,813.28                           $1,254,941.72

            4/1 - 6/30/2003                           $408,813.28                           $1,254,941.72

            7/1 - 9/30/2003                           $412,989.74                           $1,267,762.26

                                    EXHIBIT A
                                       -1-